Exhibit 99.2

Advancing Curative Medicines Through Cell Engineering August 2026

2 Forward-looking statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements our timing and expectations regarding our preclinical and clinical development programs, including their planned development, therapeutic potential and market opportunity, ongoing and planned regulatory submissions and interactions, the achievement of developmental milestones, corporate strategies, anticipated data readouts, and our financial resources and expected cash runway are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: Our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials, which may not be predictive of final results or the results of later-stage clinical trials; our ability to obtain clearance of our future Investigational New Drug (IND) or Clinical Trial Application (CTA) submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, trade disputes and tariffs, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Century Therapeutics: Advancing Curative Medicines Through Cell Engineering

Powered by The Cell Foundry and Allo-Evasion™ 5.0

Foundational Platform Tech:
Engine to create and scale cellular medicines

The Cell Foundry: Enables scalable generation of highly functional iPSC-derived therapies

Allo-Evasion™ 5.0: Leadership in immune-evasive cell design

Integrated Know-How: Deep functional expertise internally, integrated from discovery to manufacturing and development

Targeting Functional Cures:
T1D and Autoimmune disease

CNTY-813: iPSC-derived, immune-evasive islet replacement therapy for type 1 diabetes

Islet replacement is clinically validated; CNTY-813 aims to deliver this without chronic immunosuppression, at scale

Pipeline: Foundational technology powers:

- CNTY-308, an iPSC-derived, immune-evasive αβ T cell with potential across autoimmune disease
- Next-gen discovery programs across multiple cell types and targets

Well Funded:
Multiple Anticipated Near-Term Milestones

Recent Funding

Oversubscribed $135M PIPE in early 2026 provides runway into Q1 2029

Key Anticipated Near-Term Milestones

- ❑ CNTY-813 oral presentation at EASD 2026
- ❑ CNTY-813 IND submission expected 4Q 2026
- ❑ CNTY-308 expected in clinic in 2026
- ❑ Clinical data expected 2H 2027 for CNTY-813

Focused. Funded. Executing.

CENTURY THERAPEUTICS 3
© 2026

4 infusions in outpatient setting Prioritized pipeline progressing toward the clinic Allo-Evasion engineered in all programs 1. Agreement in place for an ongoing investigator sponsored trial (IST) for CNTY-101 by Professors Georg Schett and Andreas Mackensen at Friedrich-Alexander University Erlangen-Nürnberg. Product Targets Indications Research IND-enabling Clinical Priority Program CNTY-813 Islet cells (Allo-Evasion 5.0) Islet Transplantation Type 1 diabetes Additional Programs1 CNTY-308 αβ iT (Allo-Evasion 5.0) CD19 B-cell-mediated autoimmune diseases Multiple (Allo-Evasion 5.0) Multiple Not disclosed

5 Century executive team Experienced leadership with a track record of driving innovation and success in cell therapy Chad Cowan, PhD Chief Scientific Officer Brent Pfeiffenberger, PharmD, MBA Chairman and Chief Executive Officer Greg Russotti, PhD Chief Technology and Manufacturing Officer Megan Bilson Chief People Officer Krista Kauppinen General Counsel & Head of IP Douglas Carr, CPA Head of Finance Principal Financial Officer Elizabeth Devlin Head of Development

New hope for T1D patients: CNTY-813 and the clinical case for islet replacement iPSC-derived islet replacement therapy engineered with Allo-Evasion 5.0

Significant unmet need in type 1 diabetes (T1D)

~9 million
people worldwide living with T1D[1]

Lifetime economic burden of T1D (US) estimated at
~$813 Billion[2]

T1D is associated with serious comorbidities and complications[3]



BRAIN STROKE
CEREBROVASCULAR DISEASE
CARDIOVASCULAR DISEASE
DIABETIC NEPHROPATHY
DIABETIC NEUROPATHY
DIABETIC RETINOPATHY
CATARACT
GLAUCOMA
PERIODONTAL DISEASE
PERIPHERAL VASCULAR DISEASE
FOOT DAMAGE

Despite insulin therapy, people living with T1D face a high risk of life-limiting complications

1. Diabetes Res Clin Pract. 2025 Jul: 225:112277.doi: 10.1016/j.diabres.2025.112277. Epub 2025 May 22
2. https://www.liebertpub.com/doi/10.1089/dia.2019.0398
3. van den Boom L, Buchal G, Kaiser M, Kostev K. Multimorbidity among adult outpatients with type 1 diabetes in Germany. J Diabetes Sci Technol. 2022;16(1):152-160. doi:https://doi.org/10.1177/1932296820965261

CENTURY THERAPEUTICS 7

Replacing lost insulin-producing islets has T1D curative potential

Supply and need for chronic immunosuppression limits broader use despite historical clinical validation

In T1D, islet cells are destroyed

Healthy islet cells produce insulin (green)



In T1D, islet cells are destroyed by patient's own immune system



Islet transplantation provides a potentially curative therapy for T1D

Insulin independence achieved for one year in ~70% of patients receiving allogenic cadaveric islet transplantation[1]

Insulin independence following pancreatic islet transplantation



Insulin Independent (%)
100
75
50
25
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Time from first islet transplantation (years)
Number at risk 255 79 60 54 45 39 33 27 24 22 19 15 13 10 9 5 3 3 0 0 0
(number censored) (0) (0) (5) (9) (16) (21) (26) (31) (33) (34) (37) (40) (42) (45) (46) (49) (51) (54) (54) (54) (54)

Source: Marfil-Garza et al. 2022; Pancreatic islet transplantation in type 1 diabetes: 20-year experience from a single-centre cohort in Canada

1. Approximately 1500 patients reported in https://www.citregistry.org/system/files/CITR%2012th%20Allograft%20Report_2025_Final.pdf

CENTURY THERAPEUTICS 8

Stem-cell (SC) derived islets can restore islet function and address scalability

Chronic immunosuppression still limits broader use

Zimislecel (VX-880) is a SC-derived insulin producing islet cell therapy[1,2]



PSC
DE
PGT
PP1
PP2
EN
Islet cells
Human Pluripotent Stem Cells
Endoderm
Gut Tube
Early Pancreatic Progenitor
Late Pancreatic Progenitor
Pancreatic Endocrine Progenitor
Zimislecel

1 Zimislecel is delivered by infusion into the hepatic portal vein

2 Steroid free immunosuppression is used to protect the islet grafts

10/12 patients receiving SC-derived islets were exogenous insulin free at 12 months after a single dose[3]

Total Daily Insulin Dose (units/day)



Total Daily Insulin Dose (units/day) Mean ±SE
80
70
60
50
40
30
20
10
0
n = 12 12 12 12 12 12 12 12 12 12 12 12 12 4 2
BL D29 D57 D90 D120 D150 D180 D210 D240 D270 D300 D330 D365 M15 M18
Study Day

VX-880 provides POC for SC-derived islet therapies but need for immunosuppression remains a challenge

1. ADA IR Presentation_v FINAL – Vertex Corporate website
2. Based on publicly available information
3. https://www.nejm.org/doi/10.1056/NEJMoa2506549?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

CENTURY THERAPEUTICS 9

Century's potential solution to T1D is leveraging iPSCs + ALLO-EVASION™ 5.0

CNTY-813: scalable, iPSC-derived islet replacement therapy engineered to eliminate the need for immunosuppression

ALLO-EVASION™ 5.0: Evading cell-mediated and humoral responses



No HLA-I
Prevents recognition by CD8+ cells T cells
IgG Cleavage
Reduces Fc binding and humoral activity
Fc
CD8+T Cell
4
IDP
b2M KO (HLA-I)
1
NK Cell
3
Pan NK Inhibitory ligand
2
CIITA KO (HLA-II)
No HLA-II
Prevents recognition by CD4+ cells T cells
CD4+T Cell
CD300a TASR Ligand
Inhibits NK cell activation

Protection from:

T cells	1 Deletion of HLA-I 2 Deletion of HLA-II
NK cells	3 Insertion of CD300a TASR pan-NK inhibitory ligand[1, 2]
Humoral Immunity	4 Insertion of cell-surface enzyme to degrade IgG antibodies[3]

1. https://www.centurytx.com/wp-content/uploads/ASH_Welstead_Universal-Protection-of-Allogenic-T-Cells-Final.pdf
2. https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal-Protection-of-Allogeneic-T-Cell
3. Peraro et al, *Mol. Therapy* 2021, 29(12), 3398-3409; https://pmc.ncbi.nlm.nih.gov/articles/PMC8636170

CENTURY THERAPEUTICS
10

11 ✓ CD300a-TASR mimics dying cell signal to inhibit NK cells ✓ Sends a “no need to kill” signal to NK cell ✓ CD300a expressed across NK cell subsets as well as monocytes CD300a-TASR can protect Century’s iPSC-derived cells from NK cell killing 0 0 . 0 1 0 . 1 1 E:T Ratio 0.01 0.1 1 0 25 50 75 100 T Cell Survival (%) 0 0 0.01 0.1 1 No Cloak CD300a TASR CD47 HLA-I+ 20 hours Target (T) T Cell NK Effector (E) CD300a TASR outperformed CD47 and approaches unedited HLA-I+ protection levels TASR KI b2M KO iPSC drug product (live) “No Need To Kill” NK Cell TASR CD300a Dead/dying cell NK Cell “No Need To Kill” CD300a CD300a detects disordered membrane lipids CD300a-TASR mimics dead or dying cells CD300a consistently broadly expressed on NK cells N = 45 Diverse PBMC Donors CD300a NKG2A KIR 0 20 40 60 80 100 Inhibitory Receptor Expression on NK Cells (n = 46 donors) % of NK Cells NK Donor 2 (2Cdom NK Donor 1 (2A ) dom) NK Donor 3 (2Adom) https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal-Protection-of-Allogeneic-T-Cell; https://www.centurytx.com/wp-content/uploads/ASH_Welstead_Universal-Protection-of-Allogenic-T-Cells-Final.pdf

12 Immunoglobulin degrading protease As a result, Century’s cells has been shown to resist complement, antibody-directed killing, and antibody-directed engulfment Century T cells stably express IDP, an enzyme that cleaves IgGs below the hinge Century’s IgG degrading protease (IDP) protected cells from humoral immunity Complement Dependent Cytotoxicity Antibody-Dependent Cellular Cytotoxicity Antibody-Dependent Cellular Phagocytosis Measure of Phagocytosis (Area under the curve) Cells expressing IDP showed less phagocytosis in the presence of an antibody trigger Cells → WT Century WT Condition → +Ab +Ab - Cells expressing IDP showed greater survival GFP IdeStm 0 20 40 60 80 100 % Specific Lysis ✱✱✱✱ WT Century Cells expressing IDP showed less lysis WT Gen 2.3 0 25 50 75 100 % Survival ✱ WT Century Source: Company data on file 97% less lysis vs. WT 70% greater survival vs. WT 60% less phagocytosis, near baseline

CNTY-813: iPSC-derived islet replacement therapy with Allo-Evasion™ 5.0

Uniquely positioned to potentially deliver a successful T1D cell replacement therapy

	Glucose Control	Scalable Drug Product	Free of Immune Suppression	Protection Against Cellular and Humoral Immune Clearance
Cadaveric Islets (+/- device)	YES	NO	NO	NO
SC-derived Islets	YES	YES	NO	NO
Allo-Engineered cadaveric islets	--	NO	YES	NO
CNTY-813* iPSC Islets *(Preclinical PoC)*	**YES**	**YES**	**YES**	**YES**

- **Glucose control** in patients is important for resolving disease and reducing consequences of uncontrolled glucose
- A **scalable drug product** enables broader patient access, reduced COGs, and product consistency
- **Broad NK subset evasion** and **protection from humoral responses** to allogeneic islets or disease autoantibodies are critical for durable cure

J Clin Invest. 2004 Oct 1;114(7):877–883; N Engl J Med 2025;393:887-894; N Engl J Med 2025;393:858-868

CENTURY THERAPEUTICS 13

14 In-house manufacturing at scale: A competitive advantage built from experience Reproducible, scalable cell product from a single master cell bank to clinical supply 53,000 sq ft cGMP facility Single donor master cell banks Scalability with bioreactors Built-for-purpose facility producing and releasing cell therapy product In-house team from development through clinical supply — aligned priorities, faster iteration, IP protected Capacity and design suited for early commercialization Clonal origin enables a well-characterized, homogeneous product Batch-to-batch consistency maintained over the product lifetime Multiple back up lines ensure redundancy and next generation product potential Suspension-based iPSC differentiation is scalable from research to clinical manufacturing Processes scalable to hundreds of liters — Broad patient access, reduced cost of goods Batch-to-batch reproducibility demonstrated across independent runs Source: Company data on file.

15 A fully scalable, bioreactor-enabled differentiation process yields mature, functional islets from engineered iPSCs for Phase 1 clinical trials and beyond Clinical candidate selected with Century’s Allo-Evasion 5.0 to protect cells from immune rejection and disease-related autoantibodies In vitro and in vivo data support potential to provide functional cure without systemic immunosuppression CNTY-813: Islet function, immune-evasive engineering, and scalable manufacturing address key barriers for T1D cell replacement

16 Generation of islets with a 29-day defined process High purity and reproducible across batches Consistent Differentiation • Surpassed necessary purity at every stage • >95% Endocrine • 50–60% Beta Cells (Insulin Producing) Stage 1: Definitive Endoderm 97.3 (20) Stage 4: Pancreatic Progenitor II 98.2 (24) Stage 6: Islet Endocrine 95.9 (32) Stage 6: Beta Cell Mean (n) 60.2 (32) iPSC Definitive Endoderm Stage 1 Primitive Gut Tube Stage 2 Pancreatic Progenitor II Stage 4 Endocrine Stage 5 β Cell Stage 6 Pancreatic Progenitor I Stage 3 • Dotted lines: Success criteria • N are independent batches. • Source: Company data on file

17 Phase 1 clinical manufacturing process established and executed from MCB across multiple independent batches MCB Thaw iPSC Expansion Bioreactor Differentiation Cryopreserved Intermediate Post-Thaw Maturation Final Fresh Product Consistent final product flow cytometry profiles across 3 at-scale batches • 3 Batches • 11 Samples Endocrine Purity Beta Cell Content Islet Cell Impurity Source: Company data on file

CNTY-813 islets contain defined, terminally differentiated endocrine cell populations

scRNAseq Cell Type Annotations


Exocrine/Ductal
FEV+ Islet Cells
β cells
δ cells
α cells

Population (30,151 total)	Frequency
β cells	66.3%
FEV+ Islet Cells	26.4%
α cells	5.5%
δ cells	0.8%
Exocrine/Ductal	1.0%

scRNAseq Cell Cycle Annotations


Diff. Stage: iPSC 1 2 3 4 5 6
Proportion of Cells
1.0
0.8
0.6
0.4
0.2
0.0
iPSC
Definitive Endoderm
Primitive Gut Tube
Pancreatic Progenitor I
Pancreatic Progenitor II
Immature Beta Cell
Mature Beta Cell
Mature Beta Cell (Allo 5.0)
Human Islet
Phase
G1
G2M
S

- CNTY-813 manufacturing achieves a defined islet endocrine composition, with beta cells as the predominant population
- Data is consistent with cell cycle exit on par with primary islets by end of manufacture (>98% G1 phase identity)

CNTY-813 data represents four combined end-of-process samples

Population Enriched Markers: β-cell: INS, NKX6.1; α-cell: GCG,ARX; δ-cell: SST; Exocrine/Ductal: KRT19; FEV+ Islet Cell: FEV+SLC18A1+

CENTURY THERAPEUTICS 18

19 CNTY-813 islet cells demonstrate robust glucose-responsive function Nonclinical Potency Glucose Stimulated Insulin Secretion Stimulation Index Total Insulin Content Source: Company data on file iPSC- Islets Primary Islets 0 10000 20000 30000 40000 uIU Insulin/ 1E6 Cells 2mM Glucose 20mM Glucose ∆GSIS Mean +/- SD is shown in graphs iPSC- Islets Primary Islets 0 5 10 15 Glucose Stimualtion Index (20mM glucose/ 2mM glucose) Glucose Stimulation Index

20 Allo-EvasionTM 5.0-edited CNTY-813 restored glucose control for >11 months CNTY-813 islets rapidly restored normoglycemia in STZ-induced diabetic mice Preclinical Potency Non-Fasted Blood Glucose 0 20 40 60 80 100 120 0 100 200 300 400 500 600 Time (min) Blood Glucose (mg/dL) Diabetic Control Unedited CNTY Islet Cells (5M) CNTY-813 (SRC) (5M) - 12 weeks CNTY-813 (SRC) (5M) - 49 weeks Glucose Control 0 25 50 75 10 125 150 175 20 2 5 250 275 30 325 350 375 0 100 200 300 400 500 600 Days Post Treatment Blood Glucose (mg/dL) No Treatment CNTY-813 (SRC) (5M) Unedited CNTY Islet Cells (5M) Normoglycemic Control Glucose Control Glucose Tolerance Test Mean +/- SEM Mean +/- SD Source: Company data on file STZ = Streptozotocin | SRC = Sub renal capsule implantation, Gray shaded area = normal blood glucose range

21 CNTY-813 grafts maintain endocrine identity with no evidence of tumorigenesis in mouse models Endocrine graft identity over time INS+ (green) CHGA+ (orange) Merged (yellow) Ki67+ (pink) DAPI (blue) INS: Insulin stain; CHGA: CHGA stain; Ki67: Stain for Ki67; DAPI:nuclear stain 2 weeks 4 weeks 8 weeks 24 weeks ✓ Endocrine graft morphology maintained ✓ No Ki67 increase or cyst formation ✓ No tumorigenesis observed in >140 mice with >3-month follow up (>1B cells infused) 200µm Source: Company data on file

22 Allo-EvasionTM 5.0 protected CNTY-813 from rejection in a humanized mouse model Glucose Stimulation Index Glucose Tolerance Test (GTT) (11 weeks post-islet infusion) Reduced function with PBMC engraftment Maintained function with PBMC engraftment Allo-Evasion 5.0 maintained CNTY-813 Glucose Stimulated Insulin Secretion and GTT performance in vivo1 0 7 14 21 28 35 42 49 0 5 10 15 Days Post Transplant Glucose-Stimulated Insulin Secretion Index C( -peptide induction over baseline) Unedited Islets + PBMCs Unedited Islets Allo-Rejection 0 7 14 21 28 35 42 49 0 5 10 15 Days Post Transplant Glucose-St mi ulated Insulin Secretion Index (C-peptide induction over baseline) CNTY-813 Allo-Evasion 5.0 Islets + PBMCs CNTY-813 Allo-Evasion 5.0 Islets Mean ± SEM TM TM 0 30 60 90 120 0 200 400 600 Time (min.) Blood Glucose (mg/dL) Unedited Islets + PBMCs Unedited Islets 0 30 60 90 120 0 200 400 600 Time (min.) Blood Glucose (mg/dL) Allo-Evasion 5.0 Islets + PBMCs Allo-Evasion 5.0 Islets Mean ± SD TM TM Source: Company data on file 1. Humanized mouse model includes functional human T cells without GvHD (MHC KO) and TgHuIL-15 to support functional NK cell engraftment and survival Unedited Islets Allo-EvasionTM 5.0 Islets Unedited Islets Allo-EvasionTM 5.0 Islets

CAR-iT Franchise: CD4+/CD8+ αβ CAR-iT-cell with Allo-Evasion 5.0

Potential to address significant unmet need in autoimmunity with allogeneic CAR iT cells

CNTY-308 is a CAR-iT targeting CD19 that aims to pair the characteristics of autologous CAR-T with the convenience of an allogeneic CAR-T for the treatment of autoimmune disease

CNTY-308 (CD19 CAR iT with Allo-Evasion™ 5.0)

- CNTY-308 expected to enter clinic in 2026
- Autologous CAR T cell therapies are showing compelling clinical safety and efficacy across a broad range of autoimmune diseases[1]
- Clinical data from B-cell-targeted cell therapies in autoimmune disease support the MoA and development of CAR iT therapies
- CNTY-308 lays the groundwork for expansion of the CAR-iT franchise into other diseases

1. Muller 2024 doi/full/10.1056/NEJMoa2308917; Nordmann-Gomes 2025 doi.org/10.1016/j.semarthrit.2025.152786
2. Gao 2025 EULAR Abstract DOI: 10.1016/j.ard.2025.05.396; Wang 2025 doi.org/10.1016/j.cell.2025.05.038

CENTURY THERAPEUTICS 24

CNTY-308 is an iPSC-derived CD19-targeted CAR-iT intended for B-cell-mediated disease

CNTY-308



IDP
HLA-I KO
TCR KO
HLA-II KO
CD19 CAR
CD300a TASR

CD4+/CD8+ αβ iT-cell

- **CD19-targeted CAR** to target B-cells for cytotoxic depletion
  - 4-1BB and CD3z co-stim domain to stimulate expansion on target engagement
- Displays **characteristics of autologous CAR-T cells**[1]
  - ✓ Highly proliferative upon target engagement
  - ✓ Secretes cytokines (e.g., IL-2, IFNγ and TNFα)
  - ✓ Cytotoxic effector function rapidly eliminates tumor cells
  - ✓ Long-term persistence *in vivo*
  - ✓ Eliminates CD19+ B-cells from healthy donors *in vitro*[2]
- **Allo-Evasion™ 5.0** edits designed to include protection from host T cell, NK cell, and humoral response
- Native ab TCR knock-out to **eliminate the risk of GvHD**

1. www.centurytx.com/wp-content/uploads/ASH_Heinze_iPSC-Derived-CD4-CD8-Final.pdf
2. Company data on file
3. IDP = IgG degrading enzyme

CENTURY THERAPEUTICS 25

In preclinical studies, CNTY-308 cells are comparable to primary CAR-T cells

Function	1′ CAR-T		CNTY-308
IL-2 secretion (pg/mL)	~3,000	≈	~2,000
Requires exogenous IL-2/IL-15	No	≈	No
Repeat killing (rounds)	>10	≈	>10
Persistence in blood (days)	32	≈	32
Tumor control after rechallenge (in vivo)	Yes	≈	Yes



Normalized CAR-T in blood
1.0
0.5
0.0
0
7
14
21
28
35
Days post-infusion
1' CAR-T
CNTY-308

CNTY–308 and 1′ CAR-T

- Self-supports with own target-mediated IL-2
- High functional persistence: kills for >10 rounds, persists in blood for 32+ days, controls tumor after *in vivo* rechallenge

Source: Company data on file

CENTURY THERAPEUTICS 26

27 In preclinical animal studies, Century iPSC-CAR-T cells controlled tumors, persisted for ≥1 month, and retained cytotoxic capacity upon rechallenge Source: Company data on file • Disseminated Nalm6 model (1e5 cells infused) • Effectors added 3 days post-tumor infusion • 1’ CAR-T dose: 5e6 cells • iPSC-CAR-T dose: 30e6 cells • No added cytokine or small molecule support • iPSC-CAR-T produced at phase 1 clinical scale In vivo experimental details Complete tumor control Measurable long-term persistence ≥1 mo Cytotoxicity maintained upon re-challenge with engrafted cells Group 1: PBS only Group 2: 1' CAR−T Group 3: iPS−CAR−T 0 10 20 30 0 10 20 30 0 10 20 30 1e+07 1e+09 1e+11 Days Post−Effector Infusion Luminescence (log axis) Tumor challenge Tumor challenge Tumor challenge 1e+06 1e+07 1e+08 1e+09 1e+10 0 10 20 30 40 Days Post−Effector Infusion Luminescence (log axis) Group PBS only 1' CAR−T iPS−CAR−T 1e+06 1e+07 1e+08 1e+09 1e+10 0 10 20 30 40 Days Post−Effector Infusion L u min e s c e n c e (lo g a xis) Class PBS only 1' CAR−T iPS−CAR−T Group PBS only 1' CAR−T iPS−CAR−T 10 100 1000 PBS 1' CAR−T iPS−CAR−T Group hCD45+ count per 100 uL whole blood Group joined by lines d7 d21 d35 Key d27 tumor rechallenge • iPSC-CAR-T persist 21 days post-infusion, • iPSC-CAR-T detectable at day 35, 7 days post-tumor rechallenge (at day 28) Tumor challenge Tumor challenge

28 CNTY-308 robustly depleted B cells in vitro and in vivo Source: Company data on file In Vitro B Cell Depletion B Cell Depletion in Human PBMC Engrafted Mice 0 2 4 6 8 10 CD20 + Cells/100um 2 Femur Naive PBMC Alone PBMC + CNTY-308 CNTY-308 Alone ✱✱ ✱✱ ✱✱ Bone Marrow 0 10 20 30 40 CD20 + Cells/100um 2 Spleen ✱✱✱✱ ✱✱✱ ✱✱✱✱ Spleen 4:1 2:1 1:1 ..5:1 ..25:1 ..125:1 ..0625:1 ..03125:1 ..015625:1 ..0 781:1 0:1 0 20 40 60 80 100 T cell : PBMC ratio Percent Killing of B Cells (%) (MHCI+ ,CD3-, CD19 + , Blin +cells) SLE Donor 1 SLE Donor 2 SLE Donor 3 LN Donor 1 LN Donor 2 CNTY-308 cells efficiently kill B cells from SLE and Lupus Nephritis donors PBMC Alone PBMC + CNTY-308

Corporate Summary

Century Therapeutics: Advancing Curative Medicines Through Cell Engineering

Powered by The Cell Foundry and Allo-Evasion™ 5.0

Foundational Platform Tech:
Engine to create and scale cellular medicines

The Cell Foundry: Enables scalable generation of highly functional iPSC-derived therapies

Allo-Evasion™ 5.0: Leadership in immune-evasive cell design

Integrated Know-How: Deep functional expertise internally, integrated from discovery to manufacturing and development

Targeting Functional Cures:
T1D and Autoimmune disease

CNTY-813: iPSC-derived, immune-evasive islet replacement therapy for type 1 diabetes

Islet replacement is clinically validated; CNTY-813 aims to deliver this without chronic immunosuppression, at scale

Pipeline: Foundational technology powers:

- CNTY-308, an iPSC-derived, immune-evasive αβ T cell with potential across autoimmune disease
- Next-gen discovery programs across multiple cell types and targets

Well Funded:
Multiple Anticipated Near-Term Milestones

Recent Funding

Oversubscribed $135M PIPE in early 2026 provides runway into Q1 2029

Key Anticipated Near-Term Milestones

- ❑ CNTY-813 oral presentation at EASD 2026
- ❑ CNTY-813 IND submission expected 4Q 2026
- ❑ CNTY-308 expected in clinic in 2026
- ❑ Clinical data expected 2H 2027 for CNTY-813

Focused. Funded. Executing.

CENTURY THERAPEUTICS 30
© 2026

www.centurytx.com